UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEA CONTAINERS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Bermuda                                 98-0038412
         --------------------------                   -------------------
         (State of incorporation or                      (IRS Employer
               organization)                          Identification No.)

             41 Cedar Avenue
              P.O. Box 1179
         Hamilton HM EX, Bermuda                             --
     -------------------------------                     ----------
     (Address of principal executive                     (Zip Code)
                offices)

     Securities to be registered pursuant to Section 12(b) of the Act:

                                                 Name of each exchange on which
      Title of each class to be registered       each class is to be registered
      ------------------------------------       ------------------------------
            13% Senior Notes due 2006                New York Stock Exchange


        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

        Securities Act registration statement file number to which this form relates: 333-103995

        Securities to be registered pursuant to Section 12(g) of the Act:  None

Item 1.   Description of Registrant's Securities to be Registered.

     A description of the 13% Senior Notes due 2006 of the Registrant appears in the prospectus dated May 28, 2003, filed with the Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 with respect to the Registrant's Registration Statement on Form S-4, Registration No. 333-103995. Such description is hereby incorporated by reference herein in answer to this Item 1.

Item 2.   Exhibits

Exhibit
Number                           Description
------                           -----------

4.1       -   Form of 13% Senior Note  certificate  (incorporated  by reference
              to  Exhibits  4.1  and  4.2  to  the  Registrant's   Registration
              Statement on Form S-4, Registration No. 333-103995).

4.2       -   Form of  Indenture  to be dated as of June 1, 2003,  between  the
              Registrant and The Bank of New York, as Trustee  (incorporated by
              reference  to  Exhibit  4.2  to  the  Registrant's   Registration
              Statement on Form S-4, Registration No. 333-103995).



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


                                    SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          SEA CONTAINERS LTD.
Date:  June 12, 2003


                                          By: /s/Edwin S. Hetherington
                                              -------------------------
                                                 Edwin S. Hetherington
                                                 Vice President, General Counsel
                                                 and Secretary






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